Equity reserves and long-term incentive plan awards - Disclosure of detailed information about movement in DSUs liability (Details) - Deferred Share Units [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of reserves within equity [line items]
Balance, beginning of year	$ 3,778	$ 1,664
Awards vested and change in fair value, net of forfeited awards	2,927	2,663
Settled in cash	(1,940)	(549)
Balance, end of year	$ 4,765	$ 3,778